UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22938

Cohen & Steers Active Commodities Strategy Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	October 31, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended October 31, 2016. The net asset values (NAV) per share at that date were $5.85, $5.78, $5.90, $5.83 and $5.90 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended October 31, 2016
Cohen & Steers Active Commodities Strategy Fund—Class A	–1.52%
Cohen & Steers Active Commodities Strategy Fund—Class C	–1.53%
Cohen & Steers Active Commodities Strategy Fund—Class I	–1.17%
Cohen & Steers Active Commodities Strategy Fund—Class R	–1.69%
Cohen & Steers Active Commodities Strategy Fund—Class Z	–1.17%
Bloomberg Commodity Index Total Return[a]	–0.57%
S&P 500 Index[a]	4.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

a  The Bloomberg Commodity Index Total Return is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Market Review

Commodities as a whole declined modestly in the six months ended October 31, 2016 amid a relatively benign global macroeconomic backdrop, although there was a wide dispersion in returns due to commodity-specific factors.

The U.S. economy accelerated after several quarters of slow growth. Consumer spending was fairly robust, aided by a healthy labor market and improving housing market conditions, while business investment remained lackluster. Encouragingly, corporate profits appeared to be on the mend as the three months ended September 30, 2016 marked the first time since the first quarter of 2015 that the S&P 500 Index's earnings grew on a year-over-year basis.

Economic activity in Europe and Japan was more muted in the period. However, China's economic health appeared to strengthen in September and October following several months of reports that implied the world's most important commodity consumer was slowing. The news suggested that China's raw materials consumption would at least stabilize, if not turn higher, in coming months.

In addition to an improving demand picture, there were additional signs of supply rationalization in the period, as producers for a range of commodities further reduced output and cut investment in future projects. Most significantly, crude oil erased much of its earlier losses on expectations for an agreement from the Organization of Petroleum Exporting Countries (OPEC) that would reduce production and relieve persistent oversupply conditions. If OPEC follows through on its intentions, it would represent the organization's first supply cut in eight years.

The improving commodity supply picture was tempered, however, by the strong U.S. dollar. With the U.S. economy seemingly at full employment and wage inflation finally moving higher, investors increased their expectations that the U.S. Federal Reserve would raise short-term interest rates by year end. Those expectations also served to strengthen the U.S. dollar, which conversely dampened prices for many commodities. With many commodities priced in U.S. dollars, weaker local currencies could incentivize the increased production and export of commodities on the global stage.

Fund Performance

The Fund had a negative total return in the period and underperformed its benchmark. Our allocations in the energy sector were important contributors to relative performance, particularly those derived from crude oil. We benefited from an overweight allocation to heating oil, which rose despite a decline in crude oil prices. Also, we were underweight gasoline, which dropped amid soft demand and high inventories. We also benefited from an overweight in natural gas, which rallied on reduced U.S. production and as storage injections came in below expectations. This helped to greatly reduce the natural gas storage surplus relative to its five-year average.

Our overweight allocations in certain industrial metals also contributed to relative performance. Nickel gained on supply concerns as the Philippines, a key exporter, closed a number of mines and threatened to suspend others for violating the country's environmental laws. Together, the mines represent about 10% of global supply. The Fund's performance also benefited from a 26% rally in zinc prices, as new supply failed to offset declining output from the industry's mines.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

The largest detractor from relative performance was our underweight allocations to soft commodities. Coffee prices rose nearly 30% as heavy rains in Brazil damaged crops. Sugar prices rose by a similar magnitude, also as a result of adverse weather in Brazil. Healthy demand from China further contributed to the sugar supply deficit. Strength in the Brazilian currency, which increased growers' input costs, also helped to boost prices for coffee and sugar. Cotton prices rose on bullish global demand, particularly from China.

Also detracting from performance was our overweight allocations to various grains, where ideal growing conditions and expectations of record yields weighed on corn and soybean prices in particular. This was somewhat offset by our underweight allocation to wheat, which also declined sharply in the period due to superb growing conditions. Reports that Russia would eliminate its export tax to incentivize overseas sales further weighed on the commodity, sending prices to a 10-year low.

Our allocations to livestock further detracted from performance. Lean hog prices fell to a six-year low on increased slaughter numbers and processing capacity concerns, as low feed costs prompted livestock producers to boost supplies at a rapid rate. The hog market was additionally depressed by signs of weakening demand, including a steep drop in U.S. exports.

Sincerely,

NICK KOUTSOFTAS	BEN ROSS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended October 31, 2016

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–6.11%[a]	–3.01%[b]	—	—	—
1 Year (without sales charge)	–1.68%	–2.03%	–1.34%	–1.85%	–1.34%
Since Inception[c] (with sales charge)	–20.76%[a]	–19.67%	—	—	—
Since Inception[c] (without sales charge)	–19.29%	–19.67%	–19.01%	–17.43%	–19.01%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

For the six months ended October 31, 2016, the annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the September 1, 2016 prospectus were as follows: Class A—6.52% and 1.45%; Class C—7.17% and 2.10%; Class I—6.27% and 1.10%; Class R—6.67% and 1.60%; and Class Z—6.17% and 1.10%. On November 7, 2016, the Board of Directors of the Fund approved an amendment to the Fund's fee waiver/expense reimbursement agreement, effective November 7, 2016 through June 30, 2018, whereby the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.25% for Class A shares, 1.65% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception date of May 1, 2014 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016—October 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period[a] May 1, 2016– October 31, 2016
Class A
Actual (–1.52% return)	$1,000.00	$984.80	$7.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.90	$7.37
Class C
Actual (–1.53% return)	$1,000.00	$984.70	$9.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.88	$9.40
Class I
Actual (–1.17% return)	$1,000.00	$988.30	$5.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.66	$5.60
Class R
Actual (–1.69% return)	$1,000.00	$983.10	$8.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.14	$8.13
Class Z
Actual (–1.17% return)	$1,000.00	$988.30	$5.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.66	$5.60

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.45%, 1.85%, 1.10%, 1.60% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

October 31, 2016
Fund Sector Summary
(Unaudited)

% of Net Assets
U.S. Treasury Bills	79.7
Money Market Funds	10.2
Other Assets in Excess of Liabilities[a]	10.1
100.0

Commodity Allocation Summaryb
(Unaudited)

a   Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at October 31, 2016.

b   The commodity allocation summary is expressed as an approximate percentage of the net notional value of the Fund's commodity futures contracts.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2016 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	89.9%
MONEY MARKET FUNDS	10.2%
State Street Institutional Treasury Money Market Fund Premier Class, 0.22%[a,b]		700,000	$700,000
		Principal Amount
U.S. TREASURY BILLS	79.7%
U.S. Treasury Bills, 0.35%, due 11/10/16[b,c,d]		$700,000	699,939
U.S. Treasury Bills, 0.46%, due 4/20/17[c]		4,400,000	4,390,496
U.S. Treasury Bills, 0.45%, due 12/1/16[b,c]		370,000	369,860
			5,460,295
TOTAL INVESTMENTS (Identified cost—$6,160,345)	89.9%		6,160,295
OTHER ASSETS IN EXCESS OF LIABILITIES[e]	10.1		695,808
NET ASSETS	100.0%		$6,856,103

Note: Percentages indicated are based on the net assets of the Fund.

a  Rate quoted represents the annualized seven-day yield of the Fund.

b  All or a portion of this security is held by Cohen & Steers Active Commodities Strategy Ltd., a wholly-owned subsidiary (the Subsidiary).

c  The rate shown is the effective yield on the date of purchase.

d  All or a portion of this security has been pledged as collateral for futures contracts. $556,844 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

e  Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at October 31, 2016.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2016 (Unaudited)

Futures contracts outstanding at October 31, 2016 were as follows:

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	LONG FUTURES OUTSTANDING
7	Aluminum HG LME	$303,450	November 14, 2016	$15,635
6	Aluminum HG LME	260,288	January 16, 2017	8,743
9	Brent Crude Oil[b]	437,490	November 30, 2016	549
3	Brent Crude Oil[b]	149,760	January 31, 2017	(11,138)
5	Brent Crude Oil[b]	264,300	October 31, 2017	(3,838)
1	Coffee C	61,556	December 19, 2016	(407)
7	Copper	385,875	December 28, 2016	6,339
20	Corn	354,750	December 14, 2016	24,425
4	Cotton No. 2	137,720	December 7, 2016	2,269
2	Cotton No. 2	69,370	March 9, 2017	2,584
4	Gasoline RBOB	238,090	December 30, 2016	(10,718)
1	Gasoline RBOB	61,089	February 28, 2017	(3,017)
5	Gold	636,550	December 28, 2016	(35,065)
2	KC Wheat	41,475	December 14, 2016	(2,320)
5	Lean Hogs[b]	95,900	December 14, 2016	(3,479)
10	Light Sweet Crude Oil	474,600	December 20, 2016	(38,656)
3	Light Sweet Crude Oil	145,860	February 21, 2017	(10,511)
3	Live Cattle	123,990	December 30, 2016	(1,393)
1	Live Cattle	41,650	February 28, 2017	310
21	Natural Gas	670,950	December 28, 2016	(65,822)
4	Natural Gas	127,960	February 24, 2017	(7,578)
11	Nickel LME	688,908	November 14, 2016	(5,812)
3	Nickel LME	188,199	December 19, 2016	3,294
5	Nickel LME	314,115	January 16, 2017	1,116
4	NY Harbor ULSD	255,629	December 30, 2016	(15,726)
1	NY Harbor ULSD	64,886	February 28, 2017	(3,477)
2	Palladium	123,600	December 28, 2016	(3,225)
1	Platinum	48,930	January 27, 2017	(371)
3	Silver	266,940	December 28, 2016	(33,630)
9	Soybean	455,287	January 13, 2017	19,054
1	Soybean	49,725	November 14, 2017	(236)
6	Soybean Meal	190,740	January 13, 2017	10,577
9	Soybean Oil	191,106	January 13, 2017	9,026
26	Sugar 11	628,118	February 28, 2017	39,215
15	Wheat	312,187	December 14, 2016	(11,631)
7	Zinc LME	429,275	November 14, 2016	31,179
1	Zinc LME	61,450	December 19, 2016	2,822
6	Zinc LME	369,225	January 16, 2017	27,544

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2016 (Unaudited)

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	SHORT FUTURES OUTSTANDING
7	Aluminum HG LME	$(303,450)	November 14, 2016	$(11,146)
2	Aluminum HG LME	(86,762)	January 16, 2017	(4,694)
6	Corn	(116,925)	December 14, 2017	(2,055)
3	Feeder Cattle[b]	(174,000)	January 26, 2017	3,649
2	Lean Hogs[b]	(43,700)	February 14, 2017	(4,852)
4	Light Sweet Crude Oil	(204,640)	November 20, 2017	4,084
11	Nickel LME	(688,908)	November 14, 2016	(8,527)
3	Nickel LME	(188,199)	December 19, 2016	(29,130)
14	SGX Iron Ore 62	(86,338)	December 30, 2016	(5,773)
10	Sugar 11	(236,432)	April 28, 2017	(31,706)
7	Wheat	(151,813)	March 14, 2017	4,414
7	Zinc LME	(429,275)	November 14, 2016	(30,628)
1	Zinc LME	(61,450)	December 19, 2016	(16,153)
				$(195,886)

a  Represents positions held in the Subsidiary.

b  Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG   High Grade
LME   London Metal Exchange
RBOB   Reformulated Gasoline Blendstock for Oxygen Blending
ULSD   Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$6,160,345)	$6,160,295
Cash	910,831
Receivable for:
Interest	135
Due from investment advisor	20,644
Other assets	2,798
Total Assets	7,094,703
LIABILITIES:
Payable for:
Variation margin on futures contracts	119,117
Administration fees	470
Distribution fees	16
Shareholder servicing fees	13
Directors' fees	9
Other liabilities	118,975
Total Liabilities	238,600
NET ASSETS	$6,856,103
NET ASSETS consist of:
Paid-in capital	$7,016,432
Accumulated net investment loss	(43,615)
Accumulated undistributed net realized gain	79,222
Net unrealized depreciation	(195,936)
$6,856,103

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2016 (Unaudited)

CLASS A SHARES:
NET ASSETS	$550,374
Shares issued and outstanding ($0.001 par value common stock outstanding)	94,112
Net asset value and redemption price per share	$5.85
Maximum offering price per share ($5.85 ÷ 0.955)[a]	$6.13
CLASS C SHARES:
NET ASSETS	$6,509
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,127
Net asset value and offering price per share[b]	$5.78
CLASS I SHARES:
NET ASSETS	$6,282,108
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,065,241
Net asset value, offering and redemption price per share	$5.90
CLASS R SHARES:
NET ASSETS	$6,713
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,151
Net asset value, offering and redemption price per share	$5.83
CLASS Z SHARES:
NET ASSETS	$10,399
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,764
Net asset value, offering and redemption price per share	$5.90

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended October 31, 2016 (Unaudited)

Investment Income:
Interest income	$9,889
Dividend income	607
Total Investment Income	10,496
Expenses:
Professional fees	53,520
Registration and filing fees	39,679
Investment advisory fees	34,568
Shareholder reporting expenses	16,471
Administration fees	16,392
Custodian fees and expenses	15,348
Directors' fees and expenses	9,537
Transfer agent fees and expenses	7,532
Distribution fees—Class A	702
Distribution fees—Class C	23
Distribution fees—Class R	17
Shareholder servicing fees—Class A	281
Shareholder servicing fees—Class I	33
Interest expense	120
Miscellaneous	8,277
Total Expenses	202,500
Reduction of Expenses (See Note 2)	(163,451)
Net Expenses	39,049
Net Investment Income (Loss)	(28,553)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	650,115
Net change in unrealized appreciation (depreciation) on:
Investments	342
Futures contracts	(711,741)
Net change in unrealized appreciation (depreciation)	(711,399)
Net realized and unrealized gain (loss)	(61,284)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(89,837)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended October 31, 2016	For the Year Ended April 30, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$(28,553)	$(76,638)
Net realized gain (loss)	650,115	(1,735,485)
Net change in unrealized appreciation (depreciation)	(711,399)	268,549
Net increase (decrease) in net assets resulting from operations	(89,837)	(1,543,574)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	77,201	174,935
Total increase (decrease) in net assets	(12,636)	(1,368,639)
Net Assets:
Beginning of period	6,868,739	8,237,378
End of period[a]	$6,856,103	$6,868,739

a  Includes accumulated net investment loss of $43,615 and $15,062, respectively.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
Per Share Operating Performance:	For the Six Months Ended October 31, 2016	For the Year Ended April 30, 2016	For the Period May 1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$5.93	$7.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.03)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	(0.05)	(1.32)	(2.55)
Total from investment operations	(0.08)	(1.41)	(2.66)
Net increase (decrease) in net asset value	(0.08)	(1.41)	(2.66)
Net asset value, end of period	$5.85	$5.93	$7.34
Total investment return[c]	–1.52%[d,e]	–19.07%[e]	–26.60%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$550.4	$580.7	$568.0
Ratio of expenses to average daily net assets (before expense reduction)	6.18%[f]	6.58%[g]	4.99%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[f]	1.51%[g]	1.42%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(5.87)%[f]	(6.51)%	(4.98)%[f]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(1.14)%[f]	(1.44)%	(1.41)%[f]
Portfolio turnover rate	—%[h]	—%[h]	—%[h]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  The net asset value (NAV) disclosed in the April 30, 2016 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on April 30, 2016. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on April 30, 2016.

f  Annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.50% and 1.43%, respectively.

h  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
Per Share Operating Performance:	For the Six Months Ended October 31, 2016	For the Year Ended April 30, 2016	For the Period May 1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$5.87	$7.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.05)	(0.11)	(0.16)
Net realized and unrealized gain (loss)	(0.04)	(1.32)	(2.54)
Total from investment operations	(0.09)	(1.43)	(2.70)
Net increase (decrease) in net asset value	(0.09)	(1.43)	(2.70)
Net asset value, end of period	$5.78	$5.87	$7.30
Total investment return[c]	–1.53%[d]	–19.59%	–27.00%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$6.5	$5.9	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	6.58%[e,f]	7.02%[g]	5.53%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.85%[e,f]	1.95%[g]	1.96%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(6.27)%[e]	(6.95)%	(5.52)%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(1.54)%[e]	(1.88)%	(1.95)%[e]
Portfolio turnover rate	—%[h]	—%[h]	—%[h]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  Annualized.

f  The Fund has adopted a shareholder services plan, pursuant to which the Fund may pay the Distributor a service fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class C shares. However, during the period, the Fund did not charge shareholder servicing fees.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.94% and 1.87%, respectively.

h  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
Per Share Operating Performance:	For the Six Months Ended October 31, 2016	For the Year Ended April 30, 2016	For the Period May 1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$5.97	$7.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.02)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	(0.05)	(1.32)	(2.55)
Total from investment operations	(0.07)	(1.39)	(2.64)
Net increase (decrease) in net asset value	(0.07)	(1.39)	(2.64)
Net asset value, end of period	$5.90	$5.97	$7.36
Total investment return	–1.17%[c]	–18.89%	–26.40%[c]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6.3	$6.3	$7.6
Ratio of expenses to average daily net assets (before expense reduction)	5.83%[d]	6.25%[e]	4.67%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%[d]	1.18%[e]	1.10%[d]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(5.52)%[d]	(6.18)%	(4.66)%[d]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.79)%[d]	(1.11)%	(1.09)%[d]
Portfolio turnover rate	—%[f]	—%[f]	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Annualized.

e  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.17% and 1.10%, respectively.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
Per Share Operating Performance:	For the Six Months Ended October 31, 2016	For the Year Ended April 30, 2016	For the Period October1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$5.93	$7.34	$8.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.04)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	(0.06)	(1.32)	(1.28)
Total from investment operations	(0.10)	(1.41)	(1.35)
Net increase (decrease) in net asset value	(0.10)	(1.41)	(1.35)
Net asset value, end of period	$5.83	$5.93	$7.34
Total investment return	–1.69%[c]	–19.21%	–15.54%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$6.7	$6.8	$8.4
Ratio of expenses to average daily net assets (before expense reduction)	6.33%[d]	6.75%[e]	5.17%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.60%[d]	1.68%[e]	1.60%[d]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(6.02)%[d]	(6.69)%	(5.16)%[d]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(1.29)%[d]	(1.62)%	(1.59)%[d]
Portfolio turnover rate	—%[f]	—%[f]	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Annualized.

e  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.67% and 1.60%, respectively.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
Per Share Operating Performance:	For the Six Months Ended October 31, 2016	For the Year Ended April 30, 2016	For the Period May 1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$5.97	$7.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.02)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	(0.05)	(1.32)	(2.55)
Total from investment operations	(0.07)	(1.39)	(2.64)
Net increase (decrease) in net asset value	(0.07)	(1.39)	(2.64)
Net asset value, end of period	$5.90	$5.97	$7.36
Total investment return	–1.17%[c]	–18.89%	–26.40%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10.4	$10.5	$13.0
Ratio of expenses to average daily net assets (before expense reduction)	5.83%[d]	6.25%[e]	4.73%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%[d]	1.18%[e]	1.16%[d]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(5.52)%[d]	(6.18)%	(4.70)%[d]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.79)%[d]	(1.11)%	(1.13)%[d]
Portfolio turnover rate	—%[f]	—%[f]	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Annualized.

e  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.17% and 1.10%, respectively.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Active Commodities Strategy Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 11, 2014 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve attractive total return. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares.)

Cohen & Steers Active Commodities Strategy, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on March 13, 2014 and commenced operations on May 1, 2014. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. Cohen & Steers Capital Management, Inc. (the investment advisor) has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. As of October 31, 2016, the Fund held $1,357,045 in the Subsidiary, representing 19.1% of the Fund's total assets (based on U.S. federal income tax regulations). During the six months ended October 31, 2016, the Subsidiary generated realized losses of $650,115. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business.

Readily marketable securities traded in the over-the-counter market are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the valuation of any investment pursuant to the valuation policy and procedures set forth above does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of October 31, 2016.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments	$6,160,295	$—	$6,160,295	$—
Total Investments[a]	$6,160,295	$—	$6,160,295	$—
Futures Contracts	$216,828	$216,828	$—	$—
Total Unrealized Appreciation in Other Financial Instruments[a]	$216,828	$216,828	$—	$—
Futures Contracts	$(412,714)	$(412,714)	$—	$—
Total Unrealized Depreciation in Other Financial Instruments[a]	$(412,714)	$(412,714)	$—	$—

a  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions. Net unrealized foreign exchange

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts as its primary investment strategy in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund's FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Options: The Fund may purchase call and put options on commodity futures contracts. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. At October 31, 2016, the Fund did not have any purchased options outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions in which it trades and has concluded that as of April 30, 2016, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary's taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's and Subsidiary's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the six months ended October 31, 2016, and through November 6, 2016, the investment advisor contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended October 31, 2016, fees waived and/or expenses reimbursed totaled $163,451.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the six months ended October 31, 2016, the Fund incurred $2,765 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended October 31, 2016, the Fund has been advised that the distributor received $22, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares. There were no CDSC fees collected relating to redemptions of Class A or Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares and up to 0.10% of the average daily net assets of the Fund's Class I shares. During the six months

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

ended October 31, 2016, the Fund did not charge shareholder servicing fees on the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund, in the amount of $39 for the six months ended October 31, 2016.

Other: At October 31, 2016, the investment advisor and affiliated persons of the investment advisor owned 97.3% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

During the six months ended October 31, 2016, there were no purchases or sales of long-term investments. Additionally, during the six months ended October 31, 2016, there were no purchases or sales of long-term U.S. government securities.

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2016 and the effect of derivatives held during the six months ended October 31, 2016, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Commodity Risk:
Futures Contracts[a]	—	$—	Payable for variation margin on futures contracts	$(195,886)[b]

a Futures contracts executed with Morgan Stanley & Co. LLC are not subject to a master netting arrangement or another similar agreement.

b  Amount represents the cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable from broker.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$650,115	$(711,741)

The following summarizes the volume of the Fund's futures contracts activity during the six months ended October 31, 2016:

Futures Contracts
Average Notional Balance—Long	$8,886,527
Average Notional Balance—Short	(2,046,748)
Ending Notional Balance—Long	9,720,993
Ending Notional Balance—Short	(2,771,892)

Note 5. Income Tax Information

As of October 31, 2016, the federal tax cost and net unrealized appreciation and depreciation in value of securities were as follows:

Cost for federal income tax purposes	$6,160,345
Gross unrealized appreciation	$—
Gross unrealized depreciation	(50)
Net unrealized appreciation (depreciation)	$(50)

Note 6. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended October 31, 2016		For the Year Ended April 30, 2016
	Shares	Amount	Shares	Amount
Class A:
Sold	7,207	$42,527	20,888	$119,901
Redeemed	(10,938)	(66,508)	(474)	(2,532)
Net increase (decrease)	(3,731)	$(23,981)	20,414	$117,369

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended October 31, 2016		For the Year Ended April 30, 2016
	Shares	Amount	Shares	Amount
Class C:
Sold	127	$742	—	$—
Redeemed	—	—	(523)	(2,775)
Net increase (decrease)	127	$742	(523)	$(2,775)
Class I:
Sold	16,611	$100,440	20,352	$110,000
Redeemed	—	—	(9,135)	(49,659)
Net increase (decrease)	16,611	$100,440	11,217	$60,341
Class R:
Net increase (decrease)	—	$—	—	$—
Class Z:
Net increase (decrease)	—	$—	—	$—

Note 7. Other Risks

Commodities Risks: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund's investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund's net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful. The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund's Prospectus and the Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund's shareholders would likely suffer decreased investment returns.

Clearing Broker Risk: The failure or bankruptcy of the Subsidiary's clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission (CFTC) regulations, a clearing broker maintains customers' assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker's bankruptcy. In that event, in the case of futures and options on futures, the clearing broker's customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker's customers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund's foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund's ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund's intention to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund's status as a RIC may be jeopardized. The Fund's investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Regulatory Risk: Recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund's ability to use

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund's ability to pursue its investment objective through the use of such instruments.

The investment Advisor is registered with the CFTC as a commodity pool operator (CPO) with respect to the Fund and the Subsidiary. Compliance with the CFTC's disclosure, reporting and recordkeeping requirements may increase Fund expenses and may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities, and swaps) to the extent or in the manner desired.

Non-U.S. Investment Risk: The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risk because they may not be subject to the same degree of regulation as their U.S. counterparts.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund's investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund's investment strategies.

CFTC rules with respect to disclosure, reporting and recordkeeping requirements are evolving. Compliance with any new disclosure, reporting and recordkeeping requirements could increase Fund expenses.

Note 9. Subsequent Events

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund's authorized shares of capital stock. The Fund is now authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share.

On November 7, 2016 the Board of Directors of the Fund approved an amendment to the Fund's investment advisory agreement reducing the investment advisory fee to 0.90% of the average daily net assets of the Fund effective November 7, 2016.

Additionally, on November 7, 2016, the Board of Directors of the Fund approved an amendment to the Fund's fee waiver/expense reimbursement agreement, effective November 7, 2016 through June 30, 2018, whereby the investment advisor contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund's total annual operating expenses, which include the expenses

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.25% for Class A shares, 1.65% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

Management has evaluated events and transactions occurring after October 31, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 7, 2016 and at a meeting of the full Board of Directors held in person on June 15, 2016, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2017 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor's personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund underperformed the Peer Funds' median for the one-year period ended March 31, 2016, ranking in the fourth quintile. The Fund underperformed its benchmark for the one-year period ended March 31, 2016. The Board of Directors also noted that the Fund is relatively new and does not have a lengthy performance history. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement but determined to continue to closely monitor the Fund's performance and requested that the Investment Advisor provide detailed quarterly updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the advisory fees and administrative fees payable by the Fund as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that, since the Advisor is waiving its fee, the Fund's actual management fee was the lowest of the Peer Funds, ranking in the first quintile. The Fund's contractual management fee was higher than the Peer Funds' median, ranking in the fifth quintile. The Board of Directors also noted that the Fund's net expense ratio was higher than the Peer Funds' median, ranking in the fourth quintile. The Board of Directors considered that the Investment Advisor is waiving its fees and/or reimbursing expenses to limit the overall operating expenses of the Fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure was generally satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Directors noted that the Investment Advisor is currently waiving its fee and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable to the Investment Advisor.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Nick Koutsoftas
Vice President

Ben Ross
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Albert Laskaj
Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CDFAX
Class  C—CDFCX
Class  I—CDFIX
Class  R—CDFRX
Class  Z—CDFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Active Commodities Strategy Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

ACTIVE COMMODITIES STRATEGY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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CDFAXSAR

Semiannual Report October 31, 2016

Cohen & Steers Active Commodities Strategy Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: December 30, 2016